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                        SUPPLEMENT TO THE PROSPECTUS OF
                            TCW GALILEO FUNDS, INC.

                              Dated: March 1, 2001

Under the section titled "TCW Galileo Asia Pacific Equities Fund" beginning on page 11 Mijung Kang is deleted and Jeffrey M. Atherton added as a portfolio manager. Under the section titled "TCW Galileo European Equities Fund" on page 21 Timothy S. Short is added as a portfolio manager.

Under section titled "Portfolio Managers" on page 38 Mijung Kang is deleted and Timothy S. Short is added as a portfolio manager.

Timothy S. Short                    Vice President, TCW London International,
                                    Limited and TCW Asset Management
                                    Company since May 1997. Previously a
                                    business analyst with SBC Warburg.

                                                                   July 19, 2001